UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 6, 2000



                             STARMEDIA NETWORK, INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



            1-15015                                      06-1461770
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     (Commission File Number)                  (IRS Employer Identification No.)


                     29 WEST 36TH STREET, NEW YORK, NY 10018
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               (Address of principal executive offices) (Zip code)



                                 (212) 548-9600
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              (Registrant's telephone number, including area code):



                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On April 6, 2000, StarMedia Network, Inc. ("StarMedia") acquired all of the outstanding equity interests of Adnet, S. de R.L. de C.V., a Mexican company ("Adnet") in a transaction pursuant to a Stock Purchase Agreement, dated as of January 31, 2000 (the "Agreement"), by and among StarMedia, Grupo MVS, S.A. de C.V. ("Grupo MVS"), Harry Moller Publicidad, S.A. de C.V. ("Grupo Moller") and the Representative named therein, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K. At the Closing, StarMedia delivered to Grupo MVS and Grupo Moller, the sellers, $5.0 million in cash and 469,577 shares of StarMedia Common Stock. Pursuant to the Agreement, StarMedia is obligated to pay Grupo MVS and Grupo Moller additional consideration for Adnet in the form of StarMedia Common Stock over the next five years subject to Adnet meeting certain revenue targets specified in the Agreement. StarMedia utilized its working capital to pay the cash portion of the consideration.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)         Financial statements of business acquired.

            It is impracticable for Registrant to file the financial information of the business acquired hereunder at this time and such information will be filed by amendment to this Current Report on Form 8-K within sixty days from the date that is 15 days after the closing of the acquisition to which this Current Report on Form 8-K relates.

(b)         Pro-forma financial information.

            It is impracticable for Registrant to file the pro-forma financial information of the business acquired hereunder at this time and such information will be filed by amendment to this Current Report on Form 8-K within sixty days from the date that is 15 days after the closing of the acquisition to which this Current Report on Form 8-K relates.

(c)         Exhibits.

            Attached as Exhibit 1.1 to this Current Report on Form 8-K is the Stock Purchase Agreement, dated as of January 31, 2000, by and among StarMedia Network, Inc., Grupo MVS, S.A. de C.V., Harry Moller Publicidad, S.A. de C.V. and the Representative named therein.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 19, 2000              STARMEDIA NETWORK, INC.
                                   (Registrant)



                                   By: /S/ JUSTIN K. MACEDONIA
                                       -----------------------------------------
                                       Justin K. Macedonia
                                       Senior Vice President and General Counsel

                                  EXHIBIT INDEX

       EXHIBIT NO.                DESCRIPTION                      PAGE
       -----------                -----------                      ----

           1.1           Stock Purchase Agreement, dated            6
                         as of January 31, 2000, by and
                         among StarMedia Network, Inc.,
                         Grupo MVS, S.A. de C.V., Harry
                         Moller Publicidad, S.A. de C.V.
                         and the Representative named
                         therein.













































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